New Age Media Fund

Officers and Directors

James S. Riepe, Chairman of the Board
Jeffrey H. Donahue, Director
A. MacDonough Plant, Director
John D. Gillespie, President
Charles A. Morris, Executive Vice President
Brian D. Stansky, Executive Vice President
Robert N. Gensler, Vice President
Lise J. Buyer, Vice President
Henry H. Hopkins, Vice President
John F. Wakeman, Vice President
Lenora V. Hornung, Secretary
Carmen F. Deyesu, Treasurer
David S. Middleton, Controller
Roger L. Fiery, Assistant Vice President
Edward T. Schneider, Assistant Vice President

Manager:

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202
Telephone 410-547-2000

Custodian:

Custodial Trust Company
101 Carnegie Center
Princeton, New Jersey 08540

Transfer and Dividend Paying Agent and Registrar:

State Street Bank and Trust Co.
225 Franklin Street
Boston, Massachusetts 02110

For information on the fund, including the NAV, please call toll free 1-800-231-8432

New Age Media Fund

Annual Report

December 31, 1995

Fellow Shareholders

New Age Media stocks posted mixed results in the second half of 1995. Technology and distribution holdings exhibited strength, while content and international holdings were relatively weak performers. For the second half of the year, the fund produced an 18.3% gain, raising its net asset value to $17.99. The general market, represented by the unmanaged Standard & Poor's 500 Stock Index, returned 14.5% during the same period. The discount between the fund's net asset value and the price of the New Age Media Fund as quoted on the NYSE decreased from 21% to 17%. On December 31, 1995, the stock closed at $14.88, up 15.5% from the June 30 close of $12.88.

     For the full year, the fund generated a gain of 43.3%, while the S&P 500 returned 37.6%, and the discount between the fund's net asset value and the price of the New Age Media Fund decreased from 19% to 17%. On December 31, 1995, the stock was up 38.4% from its December 31, 1994, close of $10.75, which placed it in the top performance tier for all closed-end mutual funds in 1995.

Performance Comparison

Periods Ended December 31, 1995
                                      6 Months   12 Months
                                     __________ __________

New Age Media Fund
     Net Asset Value                     18.3%       43.3%
     NYSE Share Price                    24.6        49.3
S&P 500                                  14.5        37.6

Market Environment

For the U.S. stock market, 1995 will go down as one of the best years ever. Alan Greenspan, Chairman of the Federal Reserve, appears to have successfully engineered a soft landing for the economy through a series of moves designed to combat inflation without choking off growth. The resulting slow-growth, low-inflation environment triggered a massive rally in bonds that made up for the losses of 1994. The surprise element fueling the rally in U.S. equities was corporate profits soaring on solid sales growth. Companies have become more productive through better management, restructuring, and the use of technology to lower costs.

     A year ago, we expressed our belief that more realistic expectations, a lifting of regulatory burdens, and increased merger and acquisition activity had set the stage for better relative performance by New Age Media stocks. Developments in all three areas met or exceeded our expectations. The backdrop today is more clouded. Fundamental performance by fund companies generally met or exceeded expectations in 1995, but results became mixed as the year progressed. Advertising-driven businesses such as broadcasting tended to exceed expectations in the first half of 1995, but earnings disappointed in the second half.

     Technology companies posted impressive results on an absolute and relative basis. However, pockets of weakness began to emerge as 1995 drew to a close. After a year of rapid gains, growth in cellular communications decelerated in late 1995.

     The passage of telecommunications reform legislation by wide margins in the House and Senate in mid-1995 was a major psychological positive for New Age Media stocks. However, reconciling the differences between these bills has been a nettlesome process. Although telecommunications legislation is tantalizingly close, we are concerned about how the philosophical differences among the House, Senate, and White House will be resolved. The apparent compromises being made seem likely to result in reforms that are less deregulatory and more gradual than we previously expected. Our investment philosophy is still to make regulatory reform a secondary rather than primary factor in our investment decisions.

     Merger and acquisition activity affecting New Age Media companies was impressive in 1995. The pace and scale of activity was unprecedented, as the focus of corporate activity shifted from service trials and joint ventures to merger and acquisition activity, which has a more immediate and substantial impact on fundamentals. Accommodating financial markets played a key role in the heightened level of corporate activity as higher equity values, lower interest rates, and receptive debt and equity markets emboldened corporate managements.

     Among the more significant developments of 1995 were the proposed acquisition of Capital Cities/ABC by Walt Disney, the planned division of AT&T into three separate companies, and the purchases of CBS by Westinghouse and 80% of MCA by Seagram. Although the rationale for these and other New Age Media investments differs, we do seek to exploit many of the secular themes we described in past letters. We expect merger and acquisition activity to continue in 1996, especially if telecommunications reform legislation is passed, but we feel the excitement of 1995 will be difficult to match.

Portfolio Review

Our investment approach employs secular themes as guides in the investment process but utilizes individual company analysis in the stock selection process. The secular themes we attempt to exploit remain largely unchanged and include:

o The increased use of wireless distribution systems for voice, video, and data transmission, which should be favorable for holdings such as EchoStar, PanAmSat, and CAI Wireless;
o The growth in electronic entertainment and commerce, which should benefit First Data, Intuit, and Electronic Arts;
o The global demand for quality entertainment, which should drive demand for products from Capital Cities/ABC, Time Warner, and Viacom;
o The increasing pervasiveness of technology in communications and entertainment, which should benefit Adobe Systems, Maxim Integrated Products, and Xilinx; and
o Growth in networked communications infrastructure, which should continue to drive demand for products from Ascend Communications, 3Com, and Security Dynamics Technologies.

     The fund's concentration in a limited number of industries makes its performance more volatile than the overall stock market. Since volatility works both ways, we attempt to use it both to take profits and to initiate new investments.

     We adjusted the fund's sector diversification in the second half of 1995. The percentage of assets invested in the content sector declined from 23% at the end of June to 19% on December 31 due to selective profit-taking and repositioning. Distribution stocks rose from 25% of assets to 34% because of additional investments and strong relative performance. Technology enablers increased from 24% to 31% of assets as the technology sector continued as a significant source of strength for the fund and the overall market. Reserves declined from 7.4% of assets in June to 0.2% on December 31.

Sector Diversification
December 31, 1995

CHART 1 Sector Diversification

     While we continue to regard the content sector as one of the greatest beneficiaries of New Age Media trends, we decided to take some profits in response to share price appreciation and fundamental uncertainty in some cases. Positions that were eliminated included Reader's Digest and H&R Block. New positions included Gaylord Entertainment, the leading sources of country lifestyle entertainment, and Capital Cities/ABC, which agreed to be acquired by Walt Disney. At 19% of total assets, the content sector is at the low end of our desired sector weighting.

     The distribution sector of the fund underwent substantial change over the past six months. Positions in some wired service providers were eliminated in favor of wireless alternatives. Positions eliminated include cable television service providers Comcast, Cox Communications, and Telecommunications, and regional telephone company U.S. West. New positions were initiated in EchoStar and PanAmSat, two providers of satellite communications services, and CAI Wireless, a wireless cable television services provider that is partially owned by Bell Atlantic and NYNEX.

     Technology enablers continued to be strong contributors. New positions were taken in 3Com and Cisco Systems, two leading computer networking companies. Other new investments included Security Dynamics Technologies, a leader in computer network security systems, and Verity, a database utility software provider. Positions were reduced in a number of technology holdings as we took some profits on superior performing investments.

     The decline in international stocks as a percentage of total investments was due to selective reductions and poor relative performance. Positions were reduced in Nokia, which has experienced slowing growth in the wireless communications area, and United International Holdings, where fundamentals have developed slower than expected. One bright spot in the sector was the performance of Central European Media, which continued to post better-than-expected results.

     Investments were made in Grupo Televisa, a major diversified Mexican media company and the largest provider of Spanish language programming, and other Mexican stocks.

     The international sector remains a significant growth area but is subject to volatility from a number of noncompany sources. We continue to seek wealth building opportunities based on individual company prospects and market-specific developments.

     Technology and distribution holdings were the major contributors to second half results. Major contributors in the technology sector included Ascend Communications, Cascade Communications, and Shiva. All three benefited from the growth in remote access communications.

     Other technology contributors included ALANTEC, a computer networking company that agreed to be acquired, and Intuit, the leading provider of personal finance software. In a reversal of first half trends, the technology sector contained some significant laggards, most notably in semiconductor holdings such as Cirrus Logic and Xilinx. The distribution sector was once again a substantial contributor. Superior performers included EchoStar, PanAmSat, and Paging Network. Laggards included Air Touch Communications and Mobil Telecommunication Technologies.

     The performance of content stocks was once again mixed. Significant contributions by holdings such as America Online and First Data were tempered by flat performance from major media companies such as Time Warner and Viacom.

Investment Outlook

At the close of 1993, New Age Media investors enjoyed an environment of euphoria and unrealistic expectations, only to see the euphoria evaporate during the following year. After the stunning gains of 1995, the outlook for New Age Media stocks is now mixed. Investor sentiment is more reserved, and expectations are clouded by near-term uncertainties about profit growth and legislative reform affecting the industry.

     Technology holdings were consistent and substantial contributors in 1995, and it is unrealistic to expect a similar performance in 1996. On a positive note, low real interest rates and modest inflation are helping to create a benign economic environment. Although the process of developing a telecommunications bill has been prolonged, we are optimistic that this key building block can be put into place in 1996.

     We once again want to thank our stockholders for their support and reiterate our belief in the long-term wealth building opportunities in New Age Media investments. As always, we remain committed to seizing opportunities where we find them on your behalf.

Respectfully submitted,




John D. Gillespie
President
New Age Media Fund

January 31, 1996

Average Annual Compound Total Return

                                               Since Inception
                                  1 Year          10/13/93
                                 ________      ______________
                                  43.29%           15.77%

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns are based on net asset value for the periods presented.

CHART 2 Performance Comparison

Note: The index return does not reflect expenses, which have been deducted from the fund's return. Returns are based on net asset value for the periods presented.

Portfolio Highlights
New Age Media Fund, Inc. / December 31, 1995

Key Statistics
Period ended December 31, 1995

Change in N.A.V. ($13.44 to $17.99)                     $4.55
Change in NYSE Share Price ($10.75 to $14.88)           $4.13
_____________________________________________________________________________
Total Net Assets                               $268.8 Million

Security Classification

                                     Percent of       Value
                                     Net Assets       (000)
                                     __________     ________
Common Stocks                            98.3%      $264,220
Preferred Stocks                          1.5          4,036
Short-Term Investments                    1.5          4,095
                                        _____       ________
Total Investments                       101.3        272,351
Other Assets Less Liabilities            -1.3         -3,569
_____________________________________________________________________________
Net Assets                              100.0%      $268,782

Ten Largest Holdings

                                                    Percent of
Company                                             Net Assets
________________________________________            __________
Vodafone                                                 4.3%
PanAmSat                                                 4.1
EchoStar                                                 3.7
Mobile Telecommunication Technologies                    3.2
CUC International                                        3.2
Intuit                                                   3.2
First Data                                               3.0
Adobe Systems                                            2.9
CAI Wireless                                             2.7
Gaylord Entertainment                                    2.6
_____________________________________________________________________________
Total                                                   32.9%

Statement of Net Assets (Values in thousands)
New Age Media Fund, Inc. / December 31, 1995

Common Stocks & Warrants - 98.3%
                                                       Value
                                                       _____
Content - 18.7%
  180,000  shs   *  America Online . . . . . . . .   $  6,716
   50,000           Capital Cities/ABC . . . . . .      6,169
  250,000        *  CUC International. . . . . . .      8,531
  120,000           First Data . . . . . . . . . .      8,025
  250,000           Gaylord Entertainment. . . . .      6,937
   75,000           Time Warner. . . . . . . . . .      2,841
  200,000           Turner Broadcasting Systems
                    (Class B). . . . . . . . . . .      5,200
  125,000        *  Viacom (Class B) . . . . . . .      5,922

Total Content                                          50,341

Distribution - 32.8%
  200,000        *  AirTouch Communications. . . .      5,650
   80,000           AT&T . . . . . . . . . . . . .      5,180
   45,000           BHC Communications
                    (Class A). . . . . . . . . . .      4,253
  200,000        *  Brightpoint. . . . . . . . . .      2,813
  750,000        *  CAI Wireless . . . . . . . . .      7,172
  325,000        *  Centennial Cellular
                    (Class A). . . . . . . . . . .      5,606
   90,000        *  Chris-Craft Industries . . . .      3,893
  335,731  wts *#!  Communications Broadband,
                    9/23/04. . . . . . . . . . . .          0
  400,000  shs   *  EchoStar Communications
                    (Class A). . . . . . . . . . .      9,825
  200,000           MCI. . . . . . . . . . . . . .      5,237
  400,000        *  Mobile Telecommunication
                    Technologies . . . . . . . . .      8,550
  225,000        *  Paging Network . . . . . . . .      5,414
  500,000        *  PanAmSat . . . . . . . . . . .     11,062
  143,700        *  Renaissance
                    Communications . . . . . . . .      3,179
  150,000        *  Sinclair Broadcast Group
                    (Class A). . . . . . . . . . .      2,550
  300,000        *  United International
                    Holdings (Class A) . . . . . .      4,387
  200,000        *  Wireless One . . . . . . . . .      3,375

Total Distribution                                     88,146

Technology - 30.0%
  100,000        *  3Com . . . . . . . . . . . . .      4,669
  125,000           Adobe Systems. . . . . . . . .      7,766
   50,000        *  ALANTEC. . . . . . . . . . . .      2,913
   75,000        *  Ascend Communications. . . . .      6,089
   60,000  shs   *  Bay Networks . . . . . . . . .   $  2,464
  100,000        *  Broderbund Software. . . . . .      6,087
   30,000        *  Cascade Communications . . . .      2,554
  200,000        *  Cirrus Logic . . . . . . . . .      3,962
   35,000        *  Cisco Systems. . . . . . . . .      2,614
  220,000        *  Electronic Arts. . . . . . . .      5,761
  109,200        *  Intuit . . . . . . . . . . . .      8,531
  175,000        *  Maxim Integrated Products. . .      6,737
  200,400        *  Micro Linear . . . . . . . . .      2,092
    7,500        *  Minnesota Educational
                    Computing. . . . . . . . . . .        188
  100,000        *  Pinnacle . . . . . . . . . . .      2,513
   50,000        *  Security Dynamics
                    Technologies . . . . . . . . .      2,738
   40,000        *  Shiva. . . . . . . . . . . . .      2,920
   90,000        *  Verity . . . . . . . . . . . .      3,937
  200,000        *  Xilinx . . . . . . . . . . . .      6,075

Total Technology                                       80,610

International - 13.5%
  150,000        *  Central European Media
                    Enterprises Limited
                    (Class A). . . . . . . . . . .      3,056
  750,000        *  FlexTech (GBP) . . . . . . . .      5,533
  140,000           Grupo Televisa ADR . . . . . .      3,150
  150,000           Kinnevik (SEK) . . . . . . . .      4,688
   75,000           Nokia ADR. . . . . . . . . . .      2,916
   50,000           Reuters ADR. . . . . . . . . .      2,766
  125,000        *  Scandinavian Broadcasting
                    System . . . . . . . . . . . .      2,773
  325,000           Vodafone ADR . . . . . . . . .     11,456

Total International                                    36,338

Miscellaneous Common Stocks - 3.3%                      8,785

Total Common Stocks & Warrants
(Cost $213,719)                                       264,220

Preferred Stocks - 0.5%
  166,667      *#!  Crystal Dynamics, Series D . .      1,250

Total Preferred Stocks (Cost $1,250)                    1,250

Convertible Preferred Stocks - 1.0%
  250,000      *#!  Celcore, Series C. . . . . . .      1,500
1,000,000      *#!  Communications Broadband,
                    Series C . . . . . . . . . . .      1,000
    1,237  shs *#!  Xeikon, Series A (BEL) . . . .   $    286

Total Convertible Preferred Stocks (Cost $3,757)        2,786

Short-Term Investments - 1.5%
                    United States Treasury Bills,
$2,189,000             5.015%, 5/16/96 . . . . . .      2,146
2,000,000              5.035%, 6/27/96 . . . . . .      1,949

Total Short-Term Investments (Cost $4,095)              4,095

Total Investments in Securities -
101.3% of Net Assets (Cost $222,821)                  272,351

Other Assets Less Liabilities. . . . . . . . . . .     (3,569)
                                                    _________
                                        Value
                                     ________
Net Assets Consist of:
Accumulated net realized
gain/loss - net of distributions . .  $11,406
Net unrealized gain (loss) . . . . .   49,530
Paid-in-capital applicable to
14,936,666 shares of $0.0001 par
value capital stock outstanding;
1,000,000,000 shares authorized. . .  207,846
                                     ________

NET ASSETS           . . . . . . . . . . . . . . .   $268,782
                                                    _________
                                                    _________

NET ASSET VALUE PER SHARE. . . . . . . . . . . . .     $17.99
                                                       ______
                                                       ______

    *  Non-income producing
    # Securities contain some restrictions as to public resale - total of such securities atyear-end amounts to 1.5% of net assets.
    !  Private Placement
  BEL  Belgian franc
  GBP  British sterling
  SEK  Swedish krona

The accompanying notes are an integral part of these financial statements.

Statement of Operations
New Age Media Fund, Inc. / Year Ended December 31, 1995
(in thousands)

Investment Income
Income
     Interest. . . . . . . . . . . . . . . . . .    $   1,253
     Dividend (net of foreign taxes of $97). . .        1,164
                                                     ________
     Total income. . . . . . . . . . . . . . . .        2,417
                                                     ________
Expenses
     Investment management . . . . . . . . . . .        2,665
     Custody and accounting. . . . . . . . . . .          139
     Shareholder servicing . . . . . . . . . . .           50
     Registration. . . . . . . . . . . . . . . .           49
     Legal and audit . . . . . . . . . . . . . .           36
     Prospectus and shareholder reports. . . . .           19
     Proxy and annual meeting. . . . . . . . . .           18
     Directors . . . . . . . . . . . . . . . . .           16
     Miscellaneous . . . . . . . . . . . . . . .           38
                                                     ________
     Total expenses. . . . . . . . . . . . . . .        3,030
                                                     ________
Net investment income. . . . . . . . . . . . . .         (613)
                                                     ________

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
     Securities. . . . . . . . . . . . . . . . .       46,441
     Foreign currency transactions . . . . . . .          (32)
                                                     ________
     Net realized gain (loss). . . . . . . . . .       46,409
                                                     ________
Change in net unrealized gain or
loss on securities . . . . . . . . . . . . . . .       40,222
                                                     ________
Net realized and unrealized gain (loss). . . . .       86,631
                                                     ________

Increase (Decrease) in Net Assets From Operations   $  86,018
                                                     ________
                                                     ________

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
New Age Media Fund, Inc.
(in thousands)

                                          Year Ended December 31,
                                             1995       1994
                                          __________ __________

Increase (Decrease) in Net Assets From
Operations
     Net investment income . . . . . . .   $  (613)  $   (279)
     Net realized gain (loss). . . . . .    46,409    (14,614)
     Change in net unrealized
     gain or loss. . . . . . . . . . . .    40,222     13,089
                                          ________   ________
     Increase (decrease) in
     net assets from operations. . . . .    86,018     (1,804)
                                          ________   ________
Distributions to shareholders
     Net investment income . . . . . . .    (1,046)      (111)
     Net realized gain . . . . . . . . .   (16,879)         -
                                          ________   ________
     Decrease in net assets
     from distributions. . . . . . . . .   (17,925)      (111)
                                          ________   ________
Capital share transactions*
     Shares repurchased. . . . . . . . .      (307)         -
                                          ________   ________
Increase (decrease) in net assets. . . .    67,786     (1,915)

Net Assets
Beginning of period. . . . . . . . . . .   200,996    202,911
                                          ________   ________
End of period. . . . . . . . . . . . . .   $268,782  $200,996
                                          ________   ________
                                          ________   ________

*Capital share transactions (number of shares)
     Shares repurchased. . . . . . . . .   (20,000)         -
                                          ________   ________
                                          ________   ________

The accompanying notes are an integral part of these financial statements.

Notes To Financial Statements
New Age Media Fund, Inc. / December 31, 1995

Note 1 - Significant Accounting Policies

New Age Media Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company.

A) Valuation - Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities that are not traded on a particular day and securities that are regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Short-term debt securities are valued at their cost which, when combined with accrued interest, approximates fair value.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

B) Currency Translation - Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

C) Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

Purchases and sales of portfolio securities, other than short-term securities, aggregated $263,759,000 and $270,858,000, respectively, for the year ended December 31, 1995.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, $1,659,000 of undistributed net investment income was reclassified as a $19,000 decrease to paid-in-capital and a $1,640,000 decrease to undistributed net realized gains during the year ended December 31, 1995. The results of operations and net assets were not affected by the reclassifications.

     At December 31, 1995, the aggregate cost of investments for federal income tax and financial reporting purposes was $222,821,000 and net unrealized gain aggregated $49,530,000, of which $57,277,000 related to appreciated investments and $7,747,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management and administration agreement between the fund and T. Rowe Price Associates, Inc. (the Manager) provides for an annual investment management fee, of which $254,000 was payable at December 31, 1995. The fee is computed weekly and paid monthly at the annual rate of 1.10% of the fund's weekly net assets.

     The Manager and its subsidiaries, under separate agreements with the fund, are responsible for maintaining the financial records of the fund, including calculating the fund's net asset value per share and providing certain shareholder services for all accounts. The fund incurred expenses pursuant to these related party agreements totaling approximately $68,000 for the year ended December 31, 1995, of which $6,000 was payable at year-end.

Note 5 - Share Repurchase Program

The Board has authorized the fund to repurchase its shares in the open market. Repurchases will only be made when the fund's shares are trading at less than net asset value and at such times and amounts as are believed to be in the best interests of the fund's shareholders. Any repurchase of shares has the effect of increasing the net asset value per share of the remaining shares outstanding.

     The fund repurchased 20,000 of its shares for a total of $307,000 during the year ended December 31, 1995 at a weighted average discount of 19.33% from net asset value. The discount of individual purchases ranged from 16.89% to 23.74%.

Financial Highlights
New Age Media Fund, Inc.

                   For a share outstanding throughout each period
                   ______________________________________________
                                                     From
                       Year Ended December 31,October 13, 1993**
                       ______________________     through
                         1995          1994   December 31, 1993
                        ______        ______   _______________
NET ASSET VALUE,
BEGINNING OF PERIOD. .  $13.44        $13.57        $13.93
                        ______        ______        ______
Investment activities
  Net investment
  income . . . . . . .   (0.04)        (0.01)         0.01
  Net realized and
  unrealized
  gain (loss). . . . .    5.79         (0.11)        (0.37)
                        ______        ______        ______
Total from Investment
Activities . . . . . .    5.75         (0.12)        (0.36)
                        ______        ______        ______
Distributions
  Net investment
  income . . . . . . .   (0.07)        (0.01)            -
  Net realized gain. .   (1.13)            -             -
                        ______        ______        ______
Total
Distributions. . . . .   (1.20)        (0.01)            -
                        ______        ______        ______
NET ASSET VALUE,
END OF PERIOD. . . . .  $17.99        $13.44        $13.57
                        ______        ______        ______
                        ______        ______        ______
MARKET VALUE,
END OF PERIOD. . . . .  $14.88        $10.75        $13.38
                        ______        ______        ______
                        ______        ______        ______

Total investment return
  Per share
  market value . . . .   49.3%       (19.6)%       (10.8)%
  Per share
  net asset value. . .   43.3%        (0.9)%        (2.6)%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to
average net assets . .   1.25%         1.35%         1.30%!
Ratio of net investment
income to
average net assets . . (0.25)%       (0.15)%         0.24%!
Portfolio
turnover rate. . . . .  118.9%        133.9%         58.7%!
Net assets, end of period
(in thousands) . . . .$268,782      $200,996      $202,911

   !   Annualized.
  **   Commencement of Operations.

Report of Independent Accountants

To the Board of Directors and Shareholders of New Age Media Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New Age Media Fund, Inc. (the "Fund") at December 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Baltimore, Maryland
January 18, 1996

Summary of Dividend Reinvestment & Cash Purchase Plan

The Fund operates an optional Dividend Reinvestment & Cash Purchase Plan (the "Plan") whereby:

a) shareholders may elect to receive dividend and capital gain distributions in the form of additional shares of the Fund (the Share Distribution Plan).

b) shareholders may make optional payments (any amount between $100 and $3,000) which will be used to purchase additional shares in the open market (the Share Purchase Plan).

For a copy of the Plan brochure, as well as a dividend reinvestment authorization card, please contact:

1)   State Street Bank & Trust Company (the Plan Agent):
     P. O. Box 8200
     Boston, Massachusetts
     02266-8200
     U.S.A.
     Telephone No.: 800-426-5523 (toll free)
     or
2)   T. Rowe Price Services, Inc.
     Telephone No.: 800-231-8432 (toll free)

Chart 1: Sector Diversification: Pie chart showing sector diversification on 12/31/95: 19% content providers; 33.9% distribution; 31% technology enablers; 14.4% international.

Chart 2: Performance Comparison: A line chart showing $10,000 growing to $13,833 for NAM and to $14,174 for S&P 500 from 10/13/93 through 12/31/95.